Goodwill and Other Intangible Assets	9 Months Ended	12 Months Ended
	Feb. 28, 2013	May 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets.
The balance of goodwill as of February 28, 2013 and May 31, 2012 was $3,927.5 million and $4,114.4 million, respectively. The change in goodwill is primarily related to the impairment charge described below and foreign currency fluctuations partially offset by the goodwill recorded related to the Trauma Acquisition, which is described in Note 2 – Acquisition.
The Company operates in one reportable segment and evaluates goodwill for impairment at the reporting unit level. The reporting units are based on the Company's current administrative organizational structure and the availability of discrete financial information.
During the third quarter of fiscal year 2013, the Company recorded a $334.1 million goodwill and definite and indefinite-lived intangible assets impairment charge related to its Dental Reconstructive reporting unit, primarily due to declining industry market growth rates in certain European and Asia Pacific markets and corresponding unfavorable margin trends.
The impairment charge was a result of the finalization of our preliminary impairment work as of November 30, 2012.

The Company used the income approach, specifically the discounted cash flow method, to determine the fair value of the Dental Reconstructive reporting unit and the associated amount of the impairment charges. This approach calculates fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. This methodology is consistent with how the Company estimates the fair value of its reporting units during its annual goodwill and indefinite lived intangible asset impairment tests. In applying the income approach to calculate the fair value of the Dental Reconstructive reporting unit, the Company used assumptions about future revenue contributions and cost structures. The application of the income approach for both goodwill and intangibles requires judgment in determining a risk-adjusted discount rate at the reporting unit level. The Company based this determination on estimates of the weighted-average costs of capital of market participants. The Company performed a peer company analysis and considered the industry weighted-average return on debt and equity from a market participant perspective.
To calculate the amount of the impairment charge related to the Dental Reconstructive reporting unit, the Company allocated the reporting unit's fair value to all of its assets and liabilities, including certain unrecognized intangible assets, in order to determine the implied fair value of goodwill. This allocation process required judgment and the use of additional valuation assumptions in deriving the individual fair values of the Company's Dental Reconstructive reporting unit's assets and liabilities as if the reporting units had been acquired in a business combination.
The Company determined the fair value of intangible assets using an income based approach to determine the fair value. The approach calculated the fair value by estimating the after-tax cash flows attributable to the asset and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. The calculated fair value was compared to the carrying value to determine if any impairment existed.
The Company performs its annual assessment for impairment as of March 31 for all reporting units, or on an interim basis if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The estimates and assumptions underlying the fair value calculations used in the Company’s annual impairment tests are uncertain by their nature and can vary significantly from actual results. Factors that management must estimate include, but are not limited to, industry and market conditions, sales volume and pricing, raw material costs, capital expenditures, working capital changes, cost of capital, and tax rates. These factors are especially difficult to predict when global financial markets are volatile. The estimates and assumptions used in its impairment tests are consistent with those the Company uses in its internal planning. These estimates and assumptions may change from period to period. If the Company uses different estimates and assumptions in the future, impairment charges may occur and could be material.
The Company has identified a total of four reporting units with a material amount of goodwill that are at a higher risk of potential failure of step one of the goodwill impairment test in the future. These reporting units include its U.S. Reconstructive reporting unit ($2,973.4 million of goodwill), its International reporting unit ($523.5 million of goodwill), its dental reconstructive reporting unit ($66.3 million of goodwill) and its Europe reporting unit ($299.4 million). The level of excess fair value over carrying value for these higher risk reporting units were each less than 10% for the latest step one impairment test.
The Company uses an accelerated method for amortizing customer relationship intangibles, as the value for those relationships is greater at the beginning of their life. The accelerated method was calculated using historical customer attrition rates. The remaining finite-lived intangibles are amortized on a straight line basis. The decrease in the net intangible asset balance is primarily due to the impairment charge described below and amortization, partially offset by the intangibles recorded related to the Trauma Acquisition, which is described in Note 2 – Acquisition.

The following table summarizes the changes in the carrying amount of goodwill:

(in millions)	February 28, 2013

Beginning of period	$4,114.4
Goodwill acquired	62.0
Currency translation	(15.9)
Impairment charge	(233.0)
End of Period	$3,927.5

Intangible assets consisted of the following at February 28, 2013 and May 31, 2012:

(in millions)	February 28, 2013
	Gross		New			Net
	Carrying	Impairment	Carrying	Accumulated	Impairment	Carrying
	Amount	Charge	Amount	Amortization	Charge	Amount
Core technology	$1,699.9	$(39.0)	$1,660.9	$(451.2)	$4.1	$1,213.8
Completed technology	604.2	(55.2)	549.0	(240.7)	36.7	345.0
Product trade names	192.5	—	192.5	(61.3)	—	131.2
Customer relationships	2,387.5	(46.1)	2,341.4	(786.1)	9.9	1,565.2
Non-compete contracts	4.6	—	4.6	(3.8)	—	0.8
Sub-total	4,888.7	(140.3)	4,748.4	(1,543.1)	50.7	3,256.0
Corporate trade names	312.2	(11.5)	300.7	—	—	300.7
Currency translation	127.3	—	127.3	(21.6)	—	105.7
Total	$5,328.2	$(151.8)	$5,176.4	$(1,564.7)	$50.7	$3,662.4

(in millions)	May 31, 2012
	Gross		New			Net
	Carrying	Impairment	Carrying	Accumulated	Impairment	Carrying
	Amount	Charge	Amount	Amortization	Charge	Amount
Core technology	$1,856.1	$(185.7)	$1,670.4	$(457.7)	$74.3	$1,287.0
Completed technology	594.2	—	594.2	(206.7)	—	387.5
Product trade names	184.5	—	184.5	(52.6)	—	131.9
Customer relationships	2,666.1	(306.8)	2,359.3	(859.3)	191.6	1,691.6
Non-compete contracts	4.6	—	4.6	(3.1)	—	1.5
Sub-total	5,305.5	(492.5)	4,813.0	(1,579.4)	265.9	3,499.5
Corporate trade names	323.5	(11.3)	312.2	—	—	312.2
Currency translation	147.2	—	147.2	(28.5)	—	118.7
Total	$5,776.2	$(503.8)	$5,272.4	$(1,607.9)	$265.9	$3,930.4

The weighted average useful life of the intangibles at February 28, 2013 is as follows:

Weighted Average Useful Life
Core technology	16 years
Completed technology	10 years
Product trade names	14 years
Customer relationships	15 years
Non-compete contracts	2 years
Corporate trade names	Indefinite life

Expected amortization expense for the intangible assets stated above for the years ending May 31, 2013 through 2017 is $303.8 million, $287.0 million, $270.0 million, $262.0 million, and $257.5 million, respectively.

Goodwill and Other Intangible Assets.
The Company operates in one reportable segment and evaluates goodwill for impairment at the reporting unit level. Effective September 1, 2011, in connection with the Company’s global reorganization, the Company made changes to its reporting unit structure. The reorganization eliminated three reporting units (U.S. Orthopedics, Sports Medicine and Biologics) and established a new reporting unit (U.S. Reconstructive). The Company formerly had eight, and now has six, identified reporting units for the purpose of testing goodwill for impairment. The reporting units are based on the Company’s current administrative organizational structure and the availability of discrete financial information.
During the fourth quarter of fiscal year 2012, the Company recorded a $529.8 million goodwill and definite and indefinite-lived intangible asset impairment charge primarily associated with its spine & bone healing and dental reconstructive reporting units. As of February 29, 2012, the Company concluded that certain indicators were present that suggested impairment may exist for its dental reconstructive reporting unit’s goodwill and intangible assets. The indicators of impairment in the Company’s dental reconstructive reporting unit included evidence of declining industry market growth rates in certain European and Asia Pacific markets and unfavorable margin trends resulting from change in product mix. The impact of these recent items resulted in management initiating an interim preliminary impairment test as of February 29, 2012. However, the preliminary result of this interim test of impairment for the dental reconstructive reporting unit’s goodwill and intangibles was inconclusive during the third quarter of fiscal year 2012. The Company finalized the impairment test during the fourth quarter of fiscal year 2012. During the annual impairment test, described below, the Company’s spine and bone healing reporting unit failed step one. The indicators were primarily due to growth rate declines as compared to prior assumptions.
During the fourth quarter of fiscal year 2011, the Company recorded a $941.4 million goodwill and definite and indefinite-lived intangible asset impairment charge primarily associated with its Europe reporting unit. As of February 28, 2011, the Company concluded that certain indicators were present that suggested impairment may exist for its Europe reporting unit’s goodwill and intangibles. The indicators of potential impairment in the Company’s Europe reporting unit included:

•	recent reductions in revenue growth rates for the reporting unit’s knee and hip products;

•	recent market pressure resulting in reduced average selling prices of the reporting unit’s products;

•	evidence of declining industry market growth rates for many countries; and

•	certain European governments actively pursuing healthcare spend restructuring programs.
The impact of these recent items resulted in management initiating an interim preliminary impairment test as of February 28, 2011. However, the preliminary result of this interim test of impairment for the Europe reporting unit’s goodwill and intangibles was inconclusive during the third quarter of fiscal year 2011. The Company finalized the impairment tests during the fourth quarter of fiscal year 2011.
The Company used only the income approach, specifically the discounted cash flow method, to determine the fair value of the dental reconstructive, spine & bone healing and Europe reporting units and the associated amount of the impairment charges. This approach calculates fair value by estimating the after-tax cash flows attributable to a reporting unit and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. This methodology is consistent with how the Company estimates the fair value of its reporting units during its annual goodwill and indefinite lived intangible asset impairment tests. In applying the income approach to calculate the fair value of the dental reconstructive, spine & bone healing and Europe reporting units, the Company used assumptions about future revenue contributions and cost structures. In addition, the application of the income approach for both goodwill and intangibles requires judgment in determining a risk-adjusted discount rate at the reporting unit level. The Company based this determination on estimates of the weighted-average costs of capital of market participants. The Company performed a peer company analysis and considered the industry the weighted-average return on debt and equity from a market participant perspective.
To calculate the amount of the impairment charge related to the dental reconstructive, spine & bone healing and Europe reporting units, the Company allocated the reporting unit’s fair value to all of its assets and liabilities, including certain unrecognized intangible assets, in order to determine the implied fair value of goodwill. This allocation process required judgment and the use of additional valuation assumptions in deriving the individual fair values of the Company’s dental reconstructive, spine & bone healing and Europe reporting unit’s assets and liabilities as if the reporting units had been acquired in a business combination.
The Company determines the fair value of intangible assets using an income based approach to determine the fair value. The approach calculates fair value by estimating the after-tax cash flows attributable to the asset and then discounting these after-tax cash flows to a present value using a risk-adjusted discount rate. The calculated fair value is compared to the carrying value to determine if any impairment exists.
The Company also performed its annual assessment for impairment as of March 31, 2012 for all six reporting units. The Company utilized discount rates ranging from 9.2% to 13.5%. Based on the discount rate used in its most recent test for impairment, if the discount rate increased by 1% the fair value of the consolidated company could be lower by approximately $1.3 billion and a decrease in the discount rate of 1% results in an increase in fair value of $1.8 billion. The step one test also includes assumptions derived from competitor market capitalization and beta values as well as the twenty year Treasury bill rate as of March 31, 2012. The only reporting unit that failed step one and was required to complete a step two analysis was the spine & bone healing reporting unit.
The Company tested goodwill of these two reporting units with a carrying value of $597.1 million and under step two recorded an impairment charge of $291.9 million. The implied fair value of the goodwill of these two reporting units was $305.2 million. The Company tested definite-lived intangibles that failed step 1 with a carrying value of $432.4 million and under step two recorded an impairment charge of $229.8 million as the fair value of these definite-lived intangible assets was $202.6 million. The Company tested indefinite-lived intangibles with a carrying value of $75.1 million and under step two took an impairment charge of $8.1 million as the fair value of these indefinite-lived assets was $67.0 million. All of these fair values would be classified as Level 3 in the fair value hierarchy.
The estimates and assumptions underlying the fair value calculations used in the Company’s annual impairment tests are uncertain by their nature and can vary significantly from actual results. Factors that management must estimate include, but are not limited to, industry and market conditions, sales volume and pricing, raw material costs, capital expenditures, working capital changes, cost of capital, royalty rates and tax rates. These factors are especially difficult to predict when global financial markets are volatile. The estimates and assumptions used in its impairment tests are consistent with those the Company use in its internal planning. These estimates and assumptions may change from period to period. If the Company uses different estimates and assumptions in the future, future impairment charges may occur and could be material.
The Company has identified a total of four reporting units with a material amount of goodwill that are at a higher risk of potential failure of step one of the goodwill impairment test in the future. These reporting units include its U.S. Reconstructive reporting unit ($2,971.9 million of goodwill), its International reporting unit ($555.5 million of goodwill), its dental reconstructive reporting unit ($298.6 million of goodwill) and its Europe reporting unit ($223.0 million). The level of excess fair value over carrying value for these higher risk reporting units were each less than 10% for the latest step one impairment test.
The Company uses an accelerated method for amortizing customer relationship intangibles as the value for those relationships is greater at the beginning of their life. The decrease in the net intangible asset balance during fiscal year 2012 is primarily due to the impairment charge, amortization and the weakening of the euro against the U.S. dollar.
The following tables summarize the changes in the carrying amount of goodwill:

(in millions)	May 31, 2012	May 31, 2011	May 31, 2010
Beginning of period	$4,470.1	$4,707.5	$4,780.5
Goodwill acquired	—	—	—
Currency translation	(63.8)	185.4	(73.0)
Impairment charge	(291.9)	(422.8)	—
End of period	$4,114.4	$4,470.1	$4,707.5

(in millions)	May 31, 2012	May 31, 2011	May 31, 2010
Gross carrying amount	$5,324.7	$5,388.5	$5,203.1
Accumulated impairment losses	(1,210.3)	(918.4)	(495.6)
Net carrying amount	$4,114.4	$4,470.1	$4,707.5

Intangible assets consist of the following at May 31, 2012 and 2011:

	May 31, 2012
(in millions)	Gross Carrying Amount	Impairment Charge	New Carrying Amount	Accumulated Amortization	Impairment Charge	Net Carrying Amount
Core technology	$1,856.1	$(185.7)	$1,670.4	$(457.7)	$74.3	$1,287.0
Completed technology	594.2	—	594.2	(206.7)	—	387.5
Product trade names	184.5	—	184.5	(52.6)	—	131.9
Customer relationships	2,666.1	(306.8)	2,359.3	(859.3)	191.6	1,691.6
Non-compete contracts	4.6	—	4.6	(3.1)	—	1.5
Sub-total	5,305.5	(492.5)	4,813.0	(1,579.4)	265.9	3,499.5
Corporate trade names	323.5	(11.3)	312.2	—	—	312.2
Currency translation	147.2	—	147.2	(28.5)	—	118.7
Total	$5,776.2	$(503.8)	$5,272.4	$(1,607.9)	$265.9	$3,930.4

	May 31, 2011
(in millions)	Gross Carrying Amount	Impairment Charge	New Carrying Amount	Accumulated Amortization	Impairment Charge	Net Carrying Amount
Core technology	$2,092.6	$(243.1)	$1,849.5	$(416.9)	$53.4	$1,486.0
Completed technology	664.9	(70.7)	594.2	(183.9)	21.8	432.1
Product trade names	183.7	—	183.7	(41.0)	—	142.7
Customer relationships	2,944.6	(300.4)	2,644.2	(778.5)	94.5	1,960.2
Non-compete contracts	4.6	—	4.6	(2.1)	—	2.5
Sub-total	5,890.4	(614.2)	5,276.2	(1,422.4)	169.7	4,023.5
Corporate trade names	397.6	(74.1)	323.5	—	—	323.5
Currency translation	232.4	—	232.4	(45.0)	—	187.4
Total	$6,520.4	$(688.3)	$5,832.1	$(1,467.4)	$169.7	$4,534.4

The weighted average useful life of the intangibles at May 31, 2012 is as follows:

Weighted Average Useful Life
Core technology	17 Years
Completed technology	11 Years
Product trade names	15 Years
Customer relationships	16 Years
Non-compete contracts	3 Years
Corporate trade names	Indefinite life

Expected amortization expense, for the intangible assets stated above, for the years ending May 31, 2013 through 2017 is $305.4 million, $295.1 million, $277.4 million, $268.9 million, and $263.7 million, respectively.
DePuy Trauma Acquisition
On May 24, 2012, DePuy Orthopaedics, Inc. accepted the Company’s binding offer to purchase certain assets representing substantially all of DePuy’s worldwide trauma business, which involves researching, developing, manufacturing, marketing, distributing and selling products to treat certain bone fractures or deformities in the human body, including certain intellectual property assets, and to assume certain liabilities, for approximately $280.0 million in cash. The Company acquired the DePuy worldwide trauma business to strengthen its trauma business and to continue to build a stronger presence in the global trauma market.
On June 15, 2012, the Company announced the initial closing of the transaction, acquiring DePuy’s trauma operations in the U.S., the United Kingdom, Australia, New Zealand and Japan, as well as DePuy’s trauma manufacturing operations in Le Locle, Switzerland. On July 13, 2012, the Company closed in Belgium, France, Germany, Luxembourg, The Netherlands, Portugal, South Africa, Spain (except for 5 hospitals which will be transferred subsequently) and the Switzerland non-manufacturing unit. Subsequent closings for the remaining countries will occur on a staggered basis and, in general, are expected to be completed within six months of the initial closing. DePuy affiliates will serve as the Company’s interim distributors in these countries until these operations are fully transitioned to the Company.
The pro forma information required under Accounting Standards Codification 805 is impracticable to include due to different fiscal year ends. The carve out financial statements are not aligned to Biomet’s May 31, 2012 fiscal year end and the complexity of the sales information makes the information unavailable.